Walmart Showcases Business Strategy Focused on
Driving Growth and Shareholder Value
Company reaffirms Q1 sales guidance and shares vision for growth and enhanced customer experience at Investment Community Meeting; FY2026 guidance remains unchanged.

BENTONVILLE, Ark., April 9, 2025 – Walmart (NYSE: WMT) is hosting its Investment Community Meeting where leadership is sharing its focus on driving growth and creating shareholder value. The meeting will highlight Walmart’s people-led, tech-powered omnichannel strategy, and why it is uniquely positioned to sustain attractive growth and create shareholder returns.

“The combination of a purpose-driven, people-centric culture with world-class technology is the winning formula,” said Doug McMillon, president and CEO of Walmart Inc. “Our customers want four things: everyday low prices, a broad assortment, a convenient and enjoyable shopping experience and to do business with a company they trust. We’re changing to serve them even better.”

The meeting will provide attendees a view into the company’s strategy to:

1.Drive growth by improving customer and member experiences.
Walmart’s low prices and growing eCommerce assortment combined with the convenience of faster delivery, curbside pickup and in-store shopping are driving growth.

2.Create shareholder value by strengthening its business model.
The company’s evolving business model is designed to deliver strong returns as it better serves customers and members. Reshaping its profit mix allows the company to invest in lower prices for customers, associate wages, and experience-enhancing technologies while growing profit faster than sales, strengthening cash flows and delivering higher capital returns for shareholders.

In addition to the longer-term strategy, executives will also speak to the current operating environment ahead of its Q1 earnings report May 15, 2025. The company expects Q1 sales growth to continue to be in line with its 3-4% outlook and annual sales and operating income growth guidance remains unchanged. The range of outcomes for Q1 operating income growth has widened due to less favorable category mix, higher casualty claims expense, and the desire to maintain flexibility to invest in price as tariffs are implemented.

“History tells us that when we lean into these periods of uncertainty, Walmart emerges on the other side with greater share and a stronger business,” said John David Rainey, executive vice president and chief financial officer, Walmart Inc.

Rainey also added, “We have fundamentally changed our business model through years of thoughtful, strategic investments and now have a financial model that yields much higher returns.”

At its last investor meeting in April of 2023, Walmart outlined its building blocks of value creation – growth, margin, and returns. In the two years since that meeting, the company has:

•Generated annual top-line growth over 5% and adjusted operating income growth1 of almost 10% with all business segments contributing to growth.
1 See non-GAAP reconciliations for Adjusted Operating Income in prior fiscal years’ earnings presentations, which are available at stock.walmart.com

•Delivered eCommerce sales growth of over 20% annually for two years with eCommerce accounting for 18 % of net sales.
•Expanded delivery catchment to be able to deliver food, general merchandise, and prescriptions to 93% of the U.S. in less than three hours.
•Accelerated growth of membership across formats, with Sam’s Club and Walmart+ membership benefits expanding and renewals advancing higher.
•Grown global advertising to $4.4 billion; finalized the acquisition of VIZIO in the U.S. in December 2024.
•Made enhancements in assortment, improvements in omni experiences, investments in associates, new stores, automation and fast delivery which are expected to drive future growth.
•Expanded U.S. marketplace and launched marketplaces in multiple global markets.
•Invested in price, with more than 30,000 items priced lower through the company’s rollback program.
•Invested in owned brands, including the launch of bettergoods, a private brand in food; Walmart U.S. has 21 private brands with over $1B each in annual sales, five with over $5B each in sales.
•Renovated 1,930 stores & clubs, and built 373 more; invested $22 billion in capex annually including $19 billion in the U.S.
•Deployed more than $7 billion to share repurchases and raised the dividend by the largest amount in over a decade.
•Noted that PhonePe recently announced that it has begun preparatory steps for a potential IPO in India.

Event Livestream

Event livestream: https://www.youtube.com/live/tGHr3M7GgpY beginning at 8 a.m. CT. A replay of the webcast will be available on the company’s website following the event.

About Walmart

Walmart Inc. (NYSE: WMT) is a people-led, tech-powered omnichannel retailer helping people save money and live better - anytime and anywhere - in stores, online, and through their mobile devices. Each week, approximately 270 million customers and members visit more than 10,750 stores and numerous eCommerce websites in 19 countries. With fiscal year 2025 revenue of $681 billion, Walmart employs approximately 2.1 million associates worldwide. Walmart continues to be a leader in sustainability, corporate philanthropy, and employment opportunity. Additional information about Walmart can be found by visiting corporate.walmart.com, on Facebook at facebook.com/walmart, on X (formerly known as Twitter) at twitter.com/walmart, and on LinkedIn at linkedin.com/company/walmart.

Investor Relations contact: Steph Wissink – ir@walmart.com
Media Relations contact: Molly Blakeman – (800) 331-0085

Forward Looking Statements
This release and related management presentation contains statements that may be "forward-looking statements" as defined in, and are intended to enjoy the protection of the safe harbor for forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Assumptions on which such forward-looking statements are based are also forward-looking statements. Statements of our guidance, projections, estimates, expectations, plans, and objectives for the first quarter and remainder of fiscal 2026 in this press release and related management presentation are forward-looking statements. Assumptions on which such forward-looking statements are based are also forward-looking statements. Such forward-looking statements are not statements of historical facts, but instead express our estimates or expectations for our consolidated economic performance or results of operations for future periods or as of future dates or events or developments that may occur in the future or discuss our plans, objectives or goals. These forward-looking statements can be identified by their use of words or phrases such as “anticipate,” “could,” “could be,” “believe,” “expect,” “forecast,” “plan,” “projected,” “will be” “will improve,” variations of such words or phrases or similar words and phrases denoting anticipated or expected occurrences or results. The forward-looking statements that we make are based on our knowledge of our business and our operating environment and assumptions that we believe to be or will believe to be reasonable when such forward-looking statements were or are made. Our actual results may differ materially from those expressed in or implied by any of these forward-looking statements as a result of changes in circumstances, assumptions not being realized or other risks, uncertainties and factors including: the impact of pandemics on our business and the global economy; economic, capital markets and business conditions; trends and events around the world and in the markets in which we operate; currency exchange rate fluctuations, changes in market interest rates and market levels of wages; changes in the size of various markets, including eCommerce markets; unemployment levels; inflation or deflation, generally and in particular product categories; consumer confidence, disposable income, credit availability, spending levels, shopping patterns, debt levels and demand for certain merchandise; the effectiveness of the implementation and operation of our strategies, plans, programs and initiatives; unexpected changes in our objectives and plans; the impact of acquisitions, investments, divestitures, store or club closures, and other strategic decisions; our ability to successfully integrate acquired businesses, including within the eCommerce space; changes in the trading prices of certain equity investments we hold; initiatives of competitors, competitors' entry into and expansion in our markets, and competitive pressures; customer traffic and average ticket in our stores and clubs and on our eCommerce websites; the mix of merchandise we sell, the cost of goods we sell and the shrinkage we experience; trends in consumer shopping habits around the world and in the markets in which we operate; our gross profit margins; the financial performance of Walmart and each of its segments, including the amounts of our cash flow during various periods; transportation, energy and utility costs; commodity prices and the price of gasoline and diesel fuel; supply chain disruptions and disruptions in seasonal buying patterns; the availability of goods from suppliers and the cost of goods acquired from suppliers; consumer acceptance of and response to our stores, clubs, eCommerce platforms, programs, merchandise offerings and delivery methods; cyber security events affecting us and related costs and impact to the business; developments in, outcomes of, and costs incurred in legal or regulatory proceedings to which we are a party or are subject, and the liabilities, obligations and expenses, if any, that we may incur in connection therewith; casualty and accident-related costs and insurance costs; consumer enrollment in health and drug insurance programs and such programs’ reimbursement rates and drug formularies; our effective tax rate and the factors affecting our effective tax rate, including assessments of certain tax contingencies, valuation allowances, changes in law, administrative audit outcomes, impact of discrete items and the mix of earnings between the U.S. and Walmart's international operations; changes in existing tax, labor and other laws and regulations and changes in tax rates including the enactment of laws and the adoption and interpretation of administrative rules and regulations; the imposition of new taxes on imports, new tariffs and changes in existing tariff rates; the imposition of new trade restrictions and changes in existing trade restrictions; adoption or creation of new, and modification of existing, governmental policies, programs, initiatives and actions in the markets in which Walmart operates and elsewhere and actions with respect to such policies, programs and initiatives; changes in accounting estimates or judgments; the level of public assistance payments; natural disasters, changes in climate, geopolitical events and catastrophic events; and changes in generally accepted accounting principles in the United States.
Our most recent annual report on Form 10-K filed with the SEC discusses other risks and factors that could cause actual results to differ materially from those expressed or implied by any forward-looking statement in this release or the management presentation. We urge you to consider all of the risks, uncertainties and factors identified above or discussed in such reports carefully in evaluating the forward-looking statements in this release. Walmart cannot assure you that the results reflected in or implied by any forward-looking statement will be realized or, even if substantially realized, that those results will have the forecasted or expected consequences and effects for or on our operations or financial performance. The forward-looking statements made in the release are as of the date hereof. Walmart undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances.
This release and related management presentation reference certain non-GAAP measures as defined under SEC rules, including net sales and operating income on a constant currency basis, adjusted operating income, free cash flow, and return on investment. Information about the non-GAAP measures as required by Regulation G and Item 10(e) of Regulation S-K regarding non-GAAP measures for the applicable periods can be found in our previously filed reports on Form 10-K and earnings presentations furnished via Form 8-K with the SEC, which are available at stock.walmart.com.
###